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This is filed pursuant to Rule 497(e).



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                     THE ALLIANCE BOND FUNDS


                 _______________________________

          Supplement dated April 21, 1997 to Prospectus
                     dated February 28, 1997


The portfolio manager information set forth in the current Prospectus of The Alliance Bond Funds is amended to reflect a change of one of the persons primarily responsible for the day-to-day management of the portfolios of Short-Term U.S. Government Fund, Alliance Limited Maturity Government Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc. Patricia J. Young has been joined by Jeffrey S. Phlegar as one of the two managers principally responsible for the day-to-day management of these Funds. Mr. Phlegar has been a Vice President of ACMC since 1997 and has been associated with Alliance since prior to 1992.

Effective April 21, 1997, the maximum purchase of Class C shares of The Alliance Bond Funds is $1,000,000. There will continue to be no size limit on purchases of Class A shares and a limit of $250,000 on purchases of Class B shares.

The contingent deferred sales charge ("CDSC") schedule of Alliance Global Strategic Income Trust, Inc. ("Global Strategic Income") is amended to read as set forth below. The new CDSC schedule applies to redemptions of Class B shares of Global Strategic Income that are acquired on or after April 21, 1997.

              Year Since
               Purchase                CDSC
               First                   4.00%
               Second                  3.00%
               Third                   2.00%
               Fourth                  1.00%
               Fifth                   None


Redemptions of Class B shares of Global Strategic Income that were acquired before April 21, 1997 will continue to be subject to the CDSC schedule set forth in the current Prospectus.

Class B shares of Global Strategic Income acquired on or after April 21, 1997 will convert to Class A shares after eight years. Class B shares acquired prior to April 21, 1997 will continue to convert to Class A shares after six years. Although the annual operating expenses of Global Strategic Income will not increase due to these changes, the cumulative expenses attributable to a hypothetical investment in Class B shares of Global Strategic





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Income, as set forth on page 5 of the current Prospectus, would be as follows:

                             Example

                                  Class B+    Class B++

         After 1 year             $66         $26
         After 3 years            $101        $81
         After 5 years            $138        $138
         After 10 years           $276        $276


         ____________________

         + Assumes redemption at end of period and, with respect to shares held ten years, conversion of Class B shares to Class A shares after eight years.

         ++   Assumes no redemption at end of period
              and, with respect to shares held ten
              years, conversion of Class B shares to
              Class A shares after eight years.

There will be no resultant change to the cumulative expenses relating to the Class A and Class C shares.

The changes to the CDSC schedule described herein apply only to Global Strategic Income. The CDSC schedule and six-year conversion of the Class B shares of the other Alliance Bond Funds will not be affected by these changes. For more information about the application of the CDSC and conversion of Class B shares to Class A shares, please consult Global Strategic Income's Statement of Additional Information.

                 _______________________________

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE
REFERENCE.














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